                             QUAKER INVESTMENT TRUST

                      QUAKER BIOTECH PHARMA-HEALTHCARE FUND

       Supplement dated July 21, 2005 to Prospectus dated October 28, 2004

Sectoral  Asset  Management,  LLC  ("S.A.M."),  the subadviser to Quaker Biotech
Pharma-Healthcare  Fund (the  "Fund"),  recently  informed  Quaker  Funds,  Inc.
("QFI"),  the adviser to the Fund,  that effective  immediately,  Stephan Patten will  replace  Jerome  Pfund as  co-manager  of the  Fund,  where he will  share managing  responsibilities with Michael Sjostrom in the day-to-day management of the Fund's portfolio.

Mr. Patten joined S.A.M.  in July 2001 as an Assistant  Portfolio  Manager,  and
will assume analytical coverage of several biotechnology  companies that present investment opportunities for the Fund.

In light of the foregoing, the Prospectus is amended as follows:

Under the section "Who  Managers Our Funds - The  Sub-Advisers  - For the Quaker
Biotech  Pharma-Healthcare  Fund," the second and fourth paragraphs are replaced in its entirety with the following paragraphs respectively:

Messrs.  Michael  Sjostrom,  CFA  and  Stephan  Patten,  CFA  head  the  team of investment  professionals who engage in the day-to-day  management of the Fund's portfolio.

Stephan Patten was born and raised in Canada.  He graduated in 1996 with a B.Sc.
in  biochemistry  from McGill  University  and with an M.B.A.  in 2001 also from
McGill  University.  Mr.  Patten  joined  S.A.M.  in July  2001 as an  Assistant
Portfolio  Manager  focusing on S.A.M.'s  long/short  funds.  He is  currently a
Portfolio Manager at S.A.M.